Exhibit 99.1

Everbridge Reports Strong Third Quarter 2020 Financial Results

•	Revenue Grows 36% Year-over-Year
•	Exceeds High-End of Third Quarter Revenue Guidance by Record $2.6 million
•	Increases Full Year Revenue and Profitability Guidance

Burlington, Mass – November 5, 2020 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management (CEM), today announced strong financial results for the third quarter ended September 30, 2020.

“We continue to exceed our guidance for both revenue and profitability due to robust performance from our CEM suite,” said David Meredith, CEO of Everbridge.  “We delivered strong financial metrics across the business, including setting a record for transactions over $500,000, which drove a meaningful sequential increase in our average selling price.  Additionally, we are successfully extending our CEM platform to include new innovative applications such as COVID-19 Shield, Return-to-Work/Campus and Contact Tracing that are quickly gaining momentum in the marketplace.  As organizations are facing new threats from events such as wildfires and hurricanes alongside increasing cases of COVID-19, they are turning to Everbridge to help keep their people safe and organizations running in the face of adversity.  We are raising our guidance for the full year 2020 to reflect our confidence in the ongoing momentum of the business.”

Third Quarter 2020 Financial Highlights

•	Total revenue was $71.3 million, an increase of 36% compared to $52.5 million for the third quarter of 2019.
•	GAAP operating loss was $(17.7) million, compared to a GAAP operating loss of $(12.1) million for the third quarter of 2019.
•	Non-GAAP operating income was $2.8 million, compared to non-GAAP operating loss of $(0.7) million for the third quarter of 2019.
•	GAAP net loss was $(24.2) million, compared to $(12.9) million for the third quarter of 2019. GAAP net loss per share was $(0.70), compared to $(0.39) for the third quarter of 2019.
•

Non-GAAP net income was $1.9 million, compared to non-GAAP net loss of $(0.2) million in the third quarter of 2019. Non-GAAP diluted net income per share was $0.05, compared to non-GAAP net loss per share of $(0.01) for the third quarter of 2019.

•	Adjusted EBITDA was $5.1 million, compared to $1.6 million in the third quarter of 2019.
•	Cash flow from operations was an outflow of $(0.5) million compared to an inflow of $12.3 million for the third quarter of 2019.
•	Free cash flow was an outflow of $(4.1) million compared to an inflow of $9.9 million for the third quarter of 2019.

A reconciliation of GAAP to non-GAAP financial metrics is provided in the financial tables of this press release.

 Recent Business Highlights

•	Ended the third quarter with 5,467 global enterprise customers, up from 4,851 at the end of the third quarter of 2019.
•	Completed the second highest number of six-figure transactions in a quarter, increasing 48% from a year ago, including a record number of half-million dollar deals.
•

Reinforced Everbridge’s position as a leader in critical event management by hosting the second of our COVID-19: Road to Recovery symposiums this year, which have brought together tens of thousands of executives from 150 countries across business, healthcare, and government.  The virtual leadership summit featured marquee keynote speakers including the 43rd President of the United States George W. Bush, as well as presidential advisor and Director of the National Institute of Allergy and Infectious Diseases (NIAID) at the U.S. National Institutes of Health (NIH) Dr. Anthony Fauci, Virgin Group Founder Sir Richard Branson, and renowned neurosurgeon and CNN Chief Medical Correspondent Dr. Sanjay Gupta.

•

Selected by the Federal Communications Commission (FCC) to support the agency’s internal Continuity of Operations (COOP), Devolution, Pandemic, and Reconstitution Plans, as well as day-to-day emergency management efforts.

•

Experienced rapid global adoption for next-generation Return-to-Work and Campus/Contact Tracing software across education, corporate and government markets by providing unique, end-to-end digital capabilities.

 Financial Outlook

Based on information available as of today, Everbridge is issuing guidance for the full year and fourth quarter of 2020 as indicated below.

	Previous Guidance Full Year 2020			Current Guidance Full Year 2020
Revenue	$264.0	to	$266.0	$267.8	to	$268.2
Revenue growth	31%		32%	33%		34%
GAAP net loss	$(94.6)		$(93.6)	$(94.4)		$(93.4)
GAAP net loss per share	$(2.76)		$(2.73)	$(2.74)		$(2.71)
Non-GAAP net loss	$(4.1)		$(3.1)	$(1.2)		$(0.2)
Non-GAAP net loss per share	$(0.12)		$(0.09)	$(0.03)		$(0.01)
Adjusted EBITDA	$6.6		$7.2	$6.9		$7.3

	Fourth Quarter 2020 Guidance
Revenue	$72.3	to	$72.7
GAAP net loss	$(25.6)		$(24.6)
GAAP net loss per share	$(0.73)		$(0.70)
Non-GAAP net income	$0.2		$1.2
Non-GAAP net income per share	$0.01		$0.03
Adjusted EBITDA	$3.0		$3.4

(All figures in millions, except growth and per share data)

Conference Call Information

What:	Everbridge Third Quarter 2020 Financial Results Conference Call
When:	Thursday, November 5, 2020
Time:	4:30 p.m. ET
Live Call:	(877) 270-2148, Domestic
(412) 902-6510, International
Replay:	(877) 344-7529, Passcode 10149096, Domestic
(412) 317-0088, Passcode 10149096, International
Webcast:	https://edge.media-server.com/mmc/p/bcyrkmhi (live and replay)

About Everbridge, Inc.

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order Keep People Safe and Businesses Running™. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events including IT outages, cyber-attacks or other incidents such as product recalls or supply-chain interruptions, over 5,400 global customers rely on the Company’s Critical Event Management Platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes through the secure delivery to over 100 different communication devices, and track progress on executing response plans. Everbridge serves 8 of the 10 largest U.S. cities, 9 of the 10 largest U.S.-based investment banks, 47 of the 50 busiest North American airports, 9 of the 10 largest global consulting firms, 8 of the 10 largest global automakers, 9 of the 10 largest U.S.-based health care providers, and 7 of the 10 largest technology companies in the world. Everbridge is based in Boston with additional offices in 14 cities around the globe. For more information, visit www.everbridge.com, read the Company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

Non-GAAP operating income/(loss) excludes stock-based compensation, change in fair value of contingent consideration and amortization of acquired intangible assets. Non-GAAP net income/(loss) excludes stock-based compensation, change in fair value of contingent consideration, amortization of acquired intangible assets, accretion of interest on convertible senior notes and loss on extinguishment of convertible notes. Adjusted EBITDA represents net income/(loss) before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense, loss on extinguishment of convertible notes, change in fair value of contingent consideration and stock-based compensation expense. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge's financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the fourth quarter of 2020 and the full fiscal year 2020. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; the impact of the global COVID-19 pandemic on our operations and those of our customers and suppliers; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 28, 2020. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2020	2019
Current assets:
Cash and cash equivalents	$468,908	$531,575
Restricted cash	4,767	4,737
Accounts receivable, net	80,927	68,642
Prepaid expenses	12,049	6,675
Deferred costs and other current assets	20,286	13,501
Total current assets	586,937	625,130
Property and equipment, net	7,254	6,284
Capitalized software development costs, net	15,952	14,287
Goodwill	183,548	91,421
Intangible assets, net	98,923	67,100
Restricted cash	3,558	3,350
Prepaid expenses	2,437	2,009
Deferred costs and other assets	31,944	27,715
Total assets	$930,553	$837,296
Current liabilities:
Accounts payable	$10,232	$7,808
Accrued payroll and employee related liabilities	28,140	22,248
Accrued expenses	6,188	4,496
Deferred revenue	144,341	129,995
Contingent consideration liabilities	7,996	—
Other current liabilities	10,366	4,819
Total current liabilities	207,263	169,366
Long-term liabilities:
Deferred revenue, noncurrent	4,789	3,471
Convertible senior notes	445,915	430,282
Deferred tax liabilities	10,343	2,002
Other long-term liabilities	16,266	11,863
Total liabilities	684,576	616,984
Stockholders' equity:
Common stock	35	34
Additional paid-in capital	521,141	425,945
Accumulated deficit	(268,730)	(199,920)
Accumulated other comprehensive loss	(6,469)	(5,747)
Total stockholders' equity	245,977	220,312
Total liabilities and stockholders' equity	$930,553	$837,296

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenue	$71,256	$52,547	$195,533	$143,771
Cost of revenue	20,885	16,454	61,197	45,174
Gross profit	50,371	36,093	134,336	98,597
	70.69%	68.69%	68.70%	68.58%
Operating expenses:
Sales and marketing	31,395	21,903	89,724	63,989
Research and development	16,948	12,877	46,057	37,164
General and administrative	19,766	13,435	52,476	34,457
Total operating expenses	68,109	48,215	188,257	135,610
Operating loss	(17,738)	(12,122)	(53,921)	(37,013)
Other expense, net:
Interest and investment income	107	1,032	1,915	3,541
Interest expense	(6,062)	(1,697)	(17,982)	(4,986)
Other expense, net	(239)	(35)	(754)	(129)
Total other expense, net	(6,194)	(700)	(16,821)	(1,574)
Loss before income taxes	(23,932)	(12,822)	(70,742)	(38,587)
Benefit from (provision for) income taxes	(273)	(99)	1,932	(531)
Net loss	$(24,205)	$(12,921)	$(68,810)	$(39,118)
Net loss per share attributable to common stockholders:
Basic	$(0.70)	$(0.39)	$(2.00)	$(1.19)
Diluted	$(0.70)	$(0.39)	$(2.00)	$(1.19)
Weighted-average common shares outstanding:
Basic	34,738,572	33,524,771	34,406,665	32,941,826
Diluted	34,738,572	33,524,771	34,406,665	32,941,826
Other comprehensive loss:
Foreign currency translation adjustment, net of taxes	3,455	(2,049)	(722)	(1,756)
Total comprehensive loss	$(20,750)	$(14,970)	$(69,532)	$(40,874)

Stock-based compensation expense included in the above:
(in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Cost of revenue	$842	$509	$2,153	$1,356
Sales and marketing	4,395	2,423	11,920	7,338
Research and development	2,571	1,732	6,743	5,560
General and administrative	5,543	3,637	14,123	9,840
Total stock-based compensation	$13,351	$8,301	$34,939	$24,094

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(24,205)	$(12,921)	$(68,810)	$(39,118)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,140	5,492	22,116	13,192
Amortization of deferred costs	3,417	1,879	9,152	5,486
Deferred income taxes	704	118	(2,310)	201
Accretion of interest on convertible senior notes	5,578	1,243	16,527	3,667
Provision for credit losses and sales reserve	55	253	1,442	642
Change in fair value of contingent consideration	1,500	—	1,500	—
Stock-based compensation	13,351	8,301	34,939	24,094
Other non-cash adjustments	(37)	(3)	(37)	(248)
Changes in operating assets and liabilities:
Accounts receivable	(11,270)	(7,018)	(7,929)	(8,405)
Prepaid expenses	(1,487)	(1,683)	(4,752)	(5,144)
Deferred costs	(5,057)	(4,040)	(12,000)	(8,438)
Other assets	181	841	(3,248)	924
Accounts payable	122	3,649	2,286	7,318
Accrued payroll and employee related liabilities	4,299	4,838	3,965	1,974
Accrued expenses	592	423	(1)	(296)
Deferred revenue	3,829	10,850	1,107	12,373
Other liabilities	(239)	121	2,457	632
Net cash provided by (used in) operating activities	(527)	12,343	(3,596)	8,854
Cash flows from investing activities:
Capital expenditures	(947)	(542)	(2,122)	(4,417)
Proceeds from landlord reimbursement	—	—	—	1,143
Payment for acquisition of business, net of acquired cash	(10,492)	(51,655)	(54,757)	(58,419)
Purchase of short-term investments	—	—	—	(1,975)
Maturities of short-term investments	—	3,500	—	47,765
Additions to capitalized software development costs	(2,623)	(1,918)	(7,296)	(5,867)
Net cash used in investing activities	(14,062)	(50,615)	(64,175)	(21,770)
Cash flows from financing activities:
Restricted stock units withheld to settle employee tax withholding liability	(3,342)	(4,082)	(4,269)	(4,531)
Proceeds from public offering, net of costs	—	—	—	139,110
Proceeds from employee stock purchase plan	1,679	1,054	3,389	2,337
Proceeds from stock option exercises	2,179	2,335	6,764	15,822
Other	—	—	(131)	(548)
Net cash provided by (used in) financing activities	516	(693)	5,753	152,190
Effect of exchange rates on cash, cash equivalents and restricted cash	8	(175)	(411)	(227)
Net increase (decrease) in cash, cash equivalents and restricted cash	(14,065)	(39,140)	(62,429)	139,047
Cash, cash equivalents and restricted cash—beginning of period	491,298	238,255	539,662	60,068
Cash, cash equivalents and restricted cash—end of period	$477,233	$199,115	$477,233	$199,115

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Cost of revenue	$20,885	$16,454	$61,197	$45,174
Amortization of acquired intangibles	(1,354)	(640)	(3,022)	(1,330)
Stock-based compensation	(842)	(509)	(2,153)	(1,356)
Non-GAAP cost of revenue	$18,689	$15,305	$56,022	$42,488

Gross profit	$50,371	$36,093	$134,336	$98,597
Amortization of acquired intangibles	1,354	640	3,022	1,330
Stock-based compensation	842	509	2,153	1,356
Non-GAAP gross profit	$52,567	$37,242	$139,511	$101,283
Non-GAAP gross margin	73.77%	70.87%	71.35%	70.45%

Sales and marketing	$31,395	$21,903	$89,724	$63,989
Stock-based compensation	(4,395)	(2,423)	(11,920)	(7,338)
Non-GAAP sales and marketing	$27,000	$19,480	$77,804	$56,651

Research and development	$16,948	$12,877	$46,057	$37,164
Stock-based compensation	(2,571)	(1,732)	(6,743)	(5,560)
Non-GAAP research and development	$14,377	$11,145	$39,314	$31,604

General and administrative	$19,766	$13,435	$52,476	$34,457
Amortization of acquired intangibles	(4,296)	(2,530)	(11,501)	(5,082)
Change in fair value of contingent consideration	(1,500)	—	(1,500)	—
Stock-based compensation	(5,543)	(3,637)	(14,123)	(9,840)
Non-GAAP general and administrative	$8,427	$7,268	$25,352	$19,535

Total operating expenses	$68,109	$48,215	$188,257	$135,610
Amortization of acquired intangibles	(4,296)	(2,530)	(11,501)	(5,082)
Change in fair value of contingent consideration	(1,500)	—	(1,500)	—
Stock-based compensation	(12,509)	(7,792)	(32,786)	(22,738)
Non-GAAP operating expenses	$49,804	$37,893	$142,470	$107,790

Operating loss	$(17,738)	$(12,122)	$(53,921)	$(37,013)
Amortization of acquired intangibles	5,650	3,170	14,523	6,412
Change in fair value of contingent consideration	1,500	—	1,500	—
Stock-based compensation	13,351	8,301	34,939	24,094
Non-GAAP operating income (loss)	$2,763	$(651)	$(2,959)	$(6,507)

Net loss	$(24,205)	$(12,921)	$(68,810)	$(39,118)
Amortization of acquired intangibles	5,650	3,170	14,523	6,412
Change in fair value of contingent consideration	1,500	—	1,500	—
Stock-based compensation	13,351	8,301	34,939	24,094
Accretion of interest on convertible senior notes	5,578	1,243	16,527	3,667
Loss on extinguishment of convertible notes	44	—	44	—
Non-GAAP net income (loss)	$1,918	$(207)	$(1,277)	$(4,945)

Non-GAAP net income (loss) per share:
Basic	$0.06	$(0.01)	$(0.04)	$(0.15)
Diluted	$0.05	$(0.01)	$(0.04)	$(0.15)
Weighted-average common shares outstanding:
Basic	34,738,572	33,524,771	34,406,665	32,941,826
Diluted	35,939,847	33,524,771	34,406,665	32,941,826

Reconciliation of GAAP measures to non-GAAP measures (Continued)

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net loss	$(24,205)	$(12,921)	$(68,810)	$(39,118)
Interest and investment expense, net	5,955	665	16,067	1,445
Income taxes, net	273	99	(1,932)	531
Depreciation and amortization	8,140	5,492	22,116	13,192
EBITDA	(9,837)	(6,665)	(32,559)	(23,950)
Loss on extinguishment of debt	44	—	44	—
Change in fair value of contingent consideration	1,500	—	1,500	—
Stock-based compensation	13,351	8,301	34,939	24,094
Adjusted EBITDA	$5,058	$1,636	$3,924	$144

Net cash provided by (used in) operating activities	$(527)	$12,343	$(3,596)	$8,854
Capital expenditures	(947)	(542)	(2,122)	(4,417)
Additions to capitalized software development costs	(2,623)	(1,918)	(7,296)	(5,867)
Free cash flow	$(4,097)	$9,883	$(13,014)	$(1,430)

Financial Outlook

(in millions, except share and per share data)

	Three Months Ended		Year Ended
	December 31, 2020		December 31, 2020
	Low End	High End	Low End	High End
Net loss	$(25.6)	$(24.6)	$(94.4)	$(93.4)
Amortization of acquired intangibles	5.6	5.6	20.1	20.1
Change in fair value of contingent consideration	—	—	1.5	1.5
Accretion of interest on convertible senior notes	5.7	5.7	22.2	22.2
Loss on extinguishment of convertible notes	—	—	—	—
Stock-based compensation	14.5	14.5	49.4	49.4
Non-GAAP net income (loss)	$0.2	$1.2	$(1.2)	$(0.2)

Weighted average common shares outstanding:
Basic	35,000,000	35,000,000	34,500,000	34,500,000
Diluted	36,100,000	36,100,000	34,500,000	34,500,000

Net loss per share	$(0.73)	$(0.70)	$(2.74)	$(2.71)
Non-GAAP net income (loss) per share	$0.01	$0.03	$(0.03)	$(0.01)

Net loss	$(25.6)	$(24.6)	$(94.4)	$(93.4)
Interest (income) expense, net	6.2	6.0	22.3	22.1
Income taxes, net	(0.6)	(1.0)	(2.5)	(2.9)
Depreciation and amortization	8.5	8.5	30.6	30.6
EBITDA	(11.5)	(11.1)	(44.0)	(43.6)
Change in fair value of contingent consideration	—	—	1.5	1.5
Loss on extinguishment of convertible notes	—	—	—	—
Stock-based compensation	14.5	14.5	49.4	49.4
Adjusted EBITDA	$3.0	$3.4	$6.9	$7.3

Everbridge Contacts:

Jeff Young

Media Relations

jeff.young@everbridge.com

781-859-4116

Joshua Young

Investor Relations

joshua.young@everbridge.com

781-236-3695

Source: Everbridge, Inc.